*********************************************************************************************************************************
WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                  October 25, 1999
************************************************************************************************************************************
************************************************************************************************************************************
COLLECTIONS:                                                                              For Month of:
                                                                                          September , 1999
************************************************************************************************************************************
Principal Collections: Total Pool                                                         $515,200,596.31

Interest Collections
          Regular Pool                                                                      $3,899,966.83
          Concentration Pool                                                                  $621,126.44
              ==============================                                              ===============
              Interest Collections: Total Pool                                              $4,521,093.27

Investment Proceeds
          Regular Pool                                                                      $1,310,728.45
          Concentration Pool                                                                   $28,803.48
              ==============================                                              ===============
               Total Investment Proceeds:  Total Pool                                       $1,339,531.93

Series 1996-1: Yield Supplement Deposit Amount                                                      $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                         Calculated as of
              month using recalculated prior month ending balances.)                      August 31, 1999
************************************************************************************************************************************
Series Allocation Percentages
          Regular Pool
              Series 1994-1                                                                         65.55%
              Series 1996-1                                                                          0.00%
              Series 1996-2                                                                         34.45%
          Concentration Pool
              Series 1995-1                                                                        100.00%

Floating Allocation Percentages
          Regular Pool
              Series 1994-1                                                                         38.98%
              Series 1996-1                                                                          0.00%
              Series 1996-2                                                                         20.49%
          Concentration Pool
              Series 1995-1                                                                          0.00%

Principal Allocation Percentages
          Regular Pool
              Series 1994-1                                                                         58.48%
              Series 1996-1                                                                            na
              Series 1996-2                                                                         30.73%
          Concentration Pool
              Series 1995-1                                                                            na

Excess Transferor Percentage
          Regular Pool                                                                              35.49%
          Concentration Pool                                                                       100.00%
************************************************************************************************************************************


************************************************************************************************************************************
PRINCIPAL AND FUNDED AMOUNTS:                                                             As of last day of:
                                                                                          September , 1999
************************************************************************************************************************************
Series 1994-1 Initial Principal Amount: Class A                                           $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                            $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                 $0.00
Series 1994-1 Principal Distributed to Investors                                                    $0.00
Series 1994-1 Principal Funding Account Balance                                           $222,000,000.00
Series 1994-1 unreimbursed Investor Charge Offs                                                     $0.00
Series 1994-1 Invested Amount                                                             $111,000,000.00
Series 1994-1 outstanding Principal Balance                                               $111,000,000.00

Series 1995-1 Initial Principal Amount                                                              $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                 $0.00
Series 1995-1 Principal Distributed to Investors                                                    $0.00
Series 1995-1 Principal Funding Account Balance                                                     $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                     $0.00
Series 1995-1 Invested Amount                                                                       $0.00
Series 1995-1 outstanding Principal Balance                                                         $0.00

Series 1996-1 Initial Funded Amount                                                                 $0.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                  $0.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                              $0.00
Series 1996-1 Funded Amount                                                                         $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                 $0.00
Series 1996-1 Principal Distributed to Investors                                                    $0.00
Series 1996-1 Principal Funding Account Balance                                                     $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                     $0.00
Series 1996-1 Invested Amount                                                                       $0.00
Series 1996-1 outstanding Principal Balance                                                         $0.00

Series 1996-2 Initial Principal Amount: Class A                                           $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                             $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                 $0.00
Series 1996-2 Principal Distributed to Investors                                                    $0.00
Series 1996-2 Principal Funding Account Balance                                           $116,666,666.66
Series 1996-2 unreimbursed Investor Charge Offs                                                     $0.00
Series 1996-2 Invested Amount                                                              $58,333,333.34
Series 1996-2 outstanding Principal Balance                                                $58,333,333.34
************************************************************************************************************************************


************************************************************************************************************************************
POOL FACTOR FOR THE CERTIFICATES                                                          As of:
                                                                                          September 30, 1999
************************************************************************************************************************************
Series 1994-1: Class A                                                                               1.00000000
Series 1994-1: Class B                                                                               1.00000000
Series 1996-2: Class A                                                                               1.00000000
Series 1996-2: Class B                                                                               1.00000000
************************************************************************************************************************************






************************************************************************************************************************************
POOL BALANCE:                                                                             For Month of:
                                                                                          September , 1999
************************************************************************************************************************************
Pool Balance, beginning of month
          Regular Pool                                                                    $569,450,762.67
          Concentration Pool                                                              $104,438,319.92
              ==============================                                              ===============
              Total Pool                                                                  $673,889,082.59

Pool Balance, end of month
          Regular Pool                                                                    $556,642,401.55
          Concentration Pool                                                              $106,663,928.82
              ==============================                                              ===============
              Total Pool                                                                  $663,306,330.37

Pool Balance, average
          Regular Pool                                                                    $527,871,382.19
          Concentration Pool                                                               $98,437,734.54
              ==============================                                              ===============
              Total Pool                                                                  $626,309,116.73
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS                                                                As of:
                                                                                          October 25, 1999
************************************************************************************************************************************
Principal Distributions to Investors
              Series 1994-1: Class A                                                      $317,000,000.00
              Series 1994-1: Class B                                                       $16,000,000.00
              Series 1996-1                                                                         $0.00
              Series 1996-2: Class A                                                      $167,500,000.00
              Series 1996-2: Class B                                                        $7,500,000.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                        $1,376,396.39
              Series 1994-1: Class B                                                           $71,586.67
              Series 1996-1                                                                         $0.00
              Series 1996-2: Class A                                                          $719,459.03
              Series 1996-2: Class B                                                           $32,972.92

Regular Pool Transferors Interest                                                           $1,383,954.32

Interest Shortfall
              Series 1994-1: Class A                                                                $0.00
              Series 1994-1: Class B                                                                $0.00
              Series 1996-1                                                                         $0.00
              Series 1996-2: Class A                                                                $0.00
              Series 1996-2: Class B                                                                $0.00

Servicing Fee
              Series 1994-1                                                                   $185,000.00
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                    $97,222.22

Reserve Fund Deposit Amount
              Series 1994-1                                                                         $0.00
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                         $0.00
************************************************************************************************************************************
************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS (cont.)                                                        As of:
                                                                                          October 25, 1999
************************************************************************************************************************************
Investor Default Amount
              Series 1994-1                                                                         $0.00
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                         $0.00

Carry Over Amount
              Series 1994-1                                                                         $0.00
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                         $0.00

Amount Distributed not including Excess Distribution to Transferor                        $511,866,591.54

Unreimbursed Charge-off Amounts                                                                     $0.00

Non-use Fee (Series 1996-1)                                                                         $0.00
Increased Cost Amounts (Series 1996-1)                                                              $0.00

Previously waived servicing fee
              Series 1994-1                                                                         $0.00
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                         $0.00

Excess Distributed to Transferor                                                            $1,344,103.75

Total Distributed                                                                         $513,210,695.29

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                 $4.34194444
              Series 1994-1 Class B                                                                 $4.47416667
              Series 1996-1                                                                         $0.00000000
              Series 1996-2 Class A                                                                 $4.29527778
              Series 1996-2 Class B                                                                 $4.39638889
************************************************************************************************************************************

************************************************************************************************************************************
RESERVE FUNDS                                                                             As of:
                                                                                          October 25, 1999
************************************************************************************************************************************
Series 1994-1
              Balance                                                                       $1,665,000.00
              Deficiency Amount                                                                     $0.00

Series 1995-1
              Balance                                                                               $0.00
              Deficiency Amount                                                                     $0.00

Series 1996-1
              Balance                                                                         $250,000.00
              Deficiency Amount                                                                     $0.00

Series 1996-2
              Balance                                                                         $875,000.00
              Deficiency Amount                                                                     $0.00
************************************************************************************************************************************


************************************************************************************************************************************
CHARGE OFFS                                                                               As of:
                                                                                          September 30, 1999
************************************************************************************************************************************
Defaulted Receivables                                                                               $0.00
Investor Default Amount                                                                             $0.00
Deficiency Amount                                                                                   $0.00
Draw Amount                                                                                         $0.00
Investor Charge-Off's                                                                               $0.00
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                  As of:
                                                                                          September 30, 1999
************************************************************************************************************************************
Required Subordinated Amount
              Series 1994-1                                                                $20,559,077.22
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                 $7,896,703.32

Available Subordinated Amount
              Series 1994-1                                                                $20,559,077.22
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                 $7,896,703.32
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS RECEIVABLES                                                                        As of:
              To be used in the following month's computations.                           September 30, 1999
************************************************************************************************************************************
Pool Total Components of Excess Receivables:
              Used Vehicles                                                               $105,569,582.70
              Finance Hold Receivables                                                      $1,703,906.01
              Auction Advantage Program                                                             $0.00
              Delayed Payment Program                                                         $226,741.90
              Payment Agreements                                                               $69,870.94

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                               $232,157,215.63
              Finance Hold Receivables                                                              $0.00
              Auction Advantage Program                                                    $33,165,316.52
              Delayed Payment Program                                                      $13,266,126.61
              Payment Agreements                                                              $500,000.00

Total unallocated Excess Receivables                                                        $1,703,906.01

Allocated Excess Receivables
              Series 1994-1                                                                 $1,133,350.05
              Series 1995-1                                                                         $0.00
              Series 1996-1                                                                         $0.00
              Series 1996-2                                                                   $570,555.96
************************************************************************************************************************************

************************************************************************************************************************************
DELINQUENCIES                                                                             As of:
                                                                                          September 30, 1999
************************************************************************************************************************************
30 Day Delinquencies in excess of $1,000                                                           $ 0.00
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS FUNDING ACCOUNT BALANCES                                                           As of:
                                                                                          September 30, 1999
************************************************************************************************************************************
Series 1994-1
              Outstanding Principal Balance                                               $111,000,000.00
              Regular Pool Balance                                                        $556,642,401.55
              Subordination Percentage                                                               5.50%
              Non Transferor's Percentage                                                           98.00%
              Series Allocation Percentage                                                          65.55118110%
              Excess Funding Amount                                                                 $0.00

Series 1995-1
              Outstanding Principal Balance                                                         $0.00
              Concentration Pool Balance                                                  $106,663,928.82
              Subordination Percentage                                                               9.25%
              Non Transferor's Percentage                                                           98.00%
              Series Allocation Percentage                                                         100.000000%
              Excess Funding Amount                                                                 $0.00

Series 1996-1
              outstanding Principal Balance                                                         $0.00
              Regular Pool Balance                                                        $556,642,401.55
              Subordination Percentage                                                              10.00%
              Non Transferor's Percentage                                                           98.00%
              Series Allocation Percentage                                                           0.00000000%
              Excess Funding Amount                                                                 $0.00

Series 1996-2
              outstanding Principal Balance                                                $58,333,333.34
              Regular Pool Balance                                                        $556,642,401.55
              Subordination Percentage                                                               4.00%
              Non Transferor's Percentage                                                           98.00%
              Series Allocation Percentage                                                          34.44881890%
              Excess Funding Amount                                                                 $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ASSET COMPOSITION EVENTS:                                                                 For Month of:
                                                                                          September 27, 1999
************************************************************************************************************************************

Total Pool: 2 month test (actual lowest mth less than test)                                          0.00%
              Test Value                                                                            50.00%
              Event                                                                                  none

Total Pool: 12 month test                                                                            0.00%
              Test Value                                                                            25.00%
              Event                                                                                  none

Series 1995-1: 2 month test                                                                           n/a
              Test Value                                                                              n/a
              Event                                                                                   n/a

Series 1995-1: 12 month test                                                                          n/a
              Test Value                                                                              n/a
              Event                                                                                   n/a
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 SUBORDINATION:                                                              For Month of:
                                                                                          September , 1999
************************************************************************************************************************************
(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                     0.00
              Class IV Receivables                                                                   0.00
              Unreviewed Receivables                                                                 0.00
              Rejected Receivables                                                                   0.00

ISA Percentage
               Excess Receivables                                                                  100%
               Class IV Receivables                                                                 25%
               Unreviewed Receivables                                                               25%
               Rejected Receivables                                                                100%

Incremental Subordinated Amount: Total                                                               0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                       0.00
              + Incremental Subordinated Amount                                                      0.00
                                                                                                     0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                            0.00
               - Required Draw Amount (previous DD)                                                  0.00
               - Reserve Fund w/d (on previous DD)                                                   0.00
               + portion of Excess Interest to Transferor (previous DD)                        564,606.98
               - Incremental Subordination Amount (previous DD)                                      0.00
               + Incremental Subordination Amount (current DD)                                       0.00
               - Subord % of change in EFA (since previous DD)                                       0.00
              Ending ASA:                                                                            0.00

(4) Reserve Fund Balance                                                                             0.00
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                  For Month of:
                                                                                          September , 1999
************************************************************************************************************************************
(1) Available Subordinated Amount (ASA)                                                               n/a
               Required Subordinated Amount (RSA)                                                     n/a
               Test Event: ASA less than  RSA                                                         n/a

(2) Servicer Default                                                                                 None

(3) Principal not Repaid by Expected Final Pmt Date                                                  None
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 MEGADEALERSHIPS                                                             For Month of:
                                                                                          September , 1999
************************************************************************************************************************************
Dealership Groups in excess of 30% of Receivables:                                                  $0.00
Test Value                                                                                  31,999,178.65
************************************************************************************************************************************


************************************************************************************************************************************
CONCENTRATION POOL DISTRIBUTIONS                                                          As of
                                                                                          October 25, 1999
************************************************************************************************************************************
Excess Transferor's Percentage x Interest Collections                                          621,126.44
Monthly Interest to Investors                                                                        0.00
Interest Shortfall                                                                                   0.00
Monthly Servicing Fee (1%)                                                                           0.00
Reserve Fund Deposit Amount                                                                          0.00
Investor Default Amount                                                                              0.00
Carry-Over Amount                                                                                    0.00
Amount Distributed                                                                                   0.00
Unreimbursed  Charge-off Amounts                                                                     0.00
Previously waived Servicing Fee                                                                      0.00
Excess Interest Distributed to Transferor                                                       28,803.48
              Total Distributed                                                                649,929.91

Total Distributed to WOFCO                                                                     649,929.91

Charge-offs:
              Defaulted Receivables                                                                  0.00
              Investor Default Amount                                                                0.00
              Deficiency Amount                                                                      0.00
              Draw Amount                                                                            0.00
              Investor Charge-Offs                                                                   0.00
************************************************************************************************************************************